EXHIBIT 10.4

EXECUTION COPY

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

GLOBAL AMENDMENT (this “Amendment”), dated as of March 15, 2007, to the following Credit Agreements:

(i) Five Year Credit Agreement, dated as of June 11, 2004, by and among CVS Corporation (the “Borrower”), the lenders party thereto, Bank of America, N.A., Credit Suisse First Boston, and Wachovia Securities, Inc., as co-syndication agents, ABN AMRO Bank N.V., as documentation agent, and The Bank of New York, as administrative agent (the “2004 Five Year Credit Agreement”);

(ii) Five Year Credit Agreement, dated as of June 3, 2005, by and among the Borrower, the lenders party thereto, Bank of America, N.A., Credit Suisse First Boston, and Wachovia Bank, National Association, as co-syndication agents, SunTrust Bank, as documentation agent, and The Bank of New York, as administrative agent (the “2005 Five Year Credit Agreement”);

(iii) Five Year Credit Agreement, dated as of May 12, 2006, by and among the Borrower, the lenders party thereto, Bank of America, N.A., Lehman Brothers Inc. and Wachovia Bank, National Association, as co-syndication agents, KeyBank National Association, as documentation agent, and The Bank of New York, as administrative agent (the “2006 Five Year Credit Agreement”);

(iv) Five Year Credit Agreement, dated as of March 12, 2007, by and among the Borrower, the lenders party thereto, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as co-syndication agents, Morgan Stanley Senior Funding, Inc., as documentation agent, and The Bank of New York, as administrative agent (the “2007 Five Year Credit Agreement”); and

(v) 364 Day Credit Agreement, dated as of March 12, 2007, by and among the Borrower, the lenders party thereto, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as co-syndication agents, and The Bank of New York, as administrative agent (the “2007 364 Day Credit Agreement” and, together with the 2004 Five Year Credit Agreement, the 2005 Five Year Credit Agreement, the 2006 Five Year Credit Agreement and the 2007 Five Year Credit Agreement, the “Credit Agreements”; each a “Credit Agreement”).

Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the applicable Credit Agreements.

In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of each of the Credit Agreements, the parties hereto hereby agree as follows:

1. The definition of “Intercompany Debt” in each of the Credit Agreements is hereby amended to delete the word “demand” appearing in clause (ii) thereof.

2. Each of the Lenders hereby waives any Default or Event of Default that may exist under any of the Credit Agreements solely as a result of the failure of the Borrower to be in compliance with Section 8.1 of each of the Credit Agreements without giving effect to this Amendment.

3. This Amendment shall become effective on and as of the date hereof as to each of the Credit Agreements upon the receipt by The Bank of New York, as Administrative Agent under each of the Credit Agreements, of counterparts of this Amendment executed by the Borrower and the Required Lenders under each of the Credit Agreements.

4. Except as amended hereby, each of the Credit Agreements and the other Loan Documents under each of the Credit Agreements shall remain in full force and effect.

5. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Amendment signed by all of the parties hereto shall be lodged with each of the Borrower and The Bank of New York, as Administrative Agent under each of the Credit Agreements. Any party to this Amendment may rely upon the signatures of any other party hereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

6. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

The parties have caused this Amendment to be duly executed as of the date first written above.

CVS CORPORATION By: /s/ Carol A. DeNale Name: Carol A. DeNale Title: Vice President and Treasurer

THE BANK OF NEW YORK, in its capacity as a Lender and in its capacity as the Administrative Agent under each of the Credit Agreements

By: /s/ Erin Morrissey Name: Erin Morrissey Title: Assistant Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as Co-Documentation Agent and a Lender By: /s/ John Pocalyko Name: John Pocalyko Title: Senior Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

MORGAN STANLEY SENIOR FUNDING, INC., in its capacity
as Documentation Agent

By:  /s/ Elizabeth Hendricks
Name:  Elizabeth Hendricks
Title:  Vice President

MORGAN STANLEY BANK, in its capacity
as a Lender

By:  /s/ Dawn M. Dawson
Name:  Dawn M. Dawson
Title:  Authorized Signatory

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

HSBC BANK USA By: /s/ Martin J. Haythorne Name: Martin J. Haythorne Title: Managing Director

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

KEYBANK NATIONAL ASSOCIATION By: /s/ Marianne T. Meil Name: Marianne T. Meil Title: Senior Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

SUMITOMO MITSUI BANKING CORPORATION By: /s/ Shigeru Tsuru Name: Shigeru Tsuru Title: Joint General Manager

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

ABN AMRO BANK N.V. By: /s/ Tracie Elliot Name: Tracie Elliot Title: Senior Vice President By: /s/ David Carrington Name: David Carrington Title: Director

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

WELLS FARGO BANK By: /s/ Donald Schwartz Name: Donald Schwartz Title: Senior Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

SOVEREIGN BANK By: /s/ Robert F. Camara Name: Robert F. Camara Title: Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

CHANG HWA COMMERICAL BANK, LTD., LOS ANGELES BRANCH By: /s/ Wen-Che Chen Name: Wen-Che Chen Title: VP & General Manager

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

SUNTRUST BANK By: /s/ Richard C. Wilson Name: Richard C. Wilson Title: Managing Director

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

MIZUHO CORPORATE BANK, LTD. By: /s/ Bertram H. Tang Name: Bertram H. Tang Title: Senior Vice President & Team Leader

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

REGIONS BANK By: /s/ Berkin Istanbulluoglu Name: Berkin Istanbulluoglu Title: Assistant Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Denis Waltrich Name: Denis Waltrich Title: Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

UNION BANK OF CALIFORNIA, N.A. By: /s/ Ching Lim Name: Ching Lim Title: Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

NATIONAL CITY BANK By: /s/ Amanda M. Sigg Name: Amanda M. Sigg Title: Relationship Manager

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

THE NORTHERN TRUST COMPANY By: /s/ Ashish S. Bhagwat Name: Ashish S. Bhagwat Title: Vice President

CVS CORPORATION

GLOBAL AMENDMENT TO CREDIT AGREEMENTS

LEHMAN BROTHERS BANK, FSB By: /s/ Janine M. Shugan Name: Janine M. Shugan Title: Authorized Signatory